HORACE MANN MUTUAL FUNDS

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2001

Information about the Socially Responsible Fund is supplemented as follows:
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On approximately  August 8, 2001,  Alliance Capital Management L.P., through its
Bernstein Investment Research and Management unit (the "Bernstein Unit"), will serve as the subadviser to the Socially Responsible Fund. To reflect this change, the "Main Investment Strategies" section on page 11 of the Prospectus is hereby amended to read as follows:

               MAIN INVESTMENT STRATEGIES: The Socially Responsible Fund pursues its objectives through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks, and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Socially Responsible Fund seeks to achieve its objective by investing in issuers that meet certain socially responsible criteria. Investments in equity securities are limited to issuers which in the subadviser's judgment meet the following criteria:

                o   do not produce tobacco products;

                o   do not produce alcoholic beverages;

                o do not own and/or operate casinos or manufacture gaming devices;

                o   do not produce pornographic materials;

                o do not produce nuclear weapons or guidance and/or delivery systems specifically for nuclear weapons;

                o by popular standards, maintain non-discriminatory employment practices throughout a company's facilities; and

                o   by  popular  standards,   maintain  environmental  policies,
                    practices and procedures that are currently acceptable, or that are exhibiting improvement.

               The subadviser uses traditional methods of stock selection - research and analysis - to identify undervalued stocks that meet the socially responsible screening criteria. The subadviser will review the Fund's investment universe quarterly for purposes of adding or eliminating stocks that meet or fail to meet the socially responsible screening criteria. All stocks purchased by the Fund will meet such criteria at the time of purchase. Stocks held by the Fund may be divested


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          prior to reaching  fair value,  as determined  by the  subadviser,  if during the quarterly review of the Fund's investment universe, the subadviser determines that a stock no longer meets the socially responsible screening criteria. The portfolio will consist primarily of stocks with market capitalizations greater than 1 billion dollars. In addition, the subadviser employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.

               In addition, from time to time, for temporary defensive purposes, when the Fund's subadviser determines such a position is advisable in light of economic or market conditions, the Fund may invest a portion of its assets in cash and cash equivalents. Pending investment to meet anticipated redemption requests, or as a temporary defensive measure if its subadviser determines that market conditions warrant, the Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. To the extent the Fund is in a defensive position, its ability to achieve its investment objective may be limited.

     The "Average Annual Total Returns" table on page 11 of the Prospectus is amended to read as follows:


          AVERAGE ANNUAL TOTAL RETURNS
          (periods ended December 31, 2000)

                                                                      Since
                                                                    Inception
                                                -------------    ---------------
                                                    1 Year          (3/10/97)
                                                -------------    ---------------

          Socially Responsible Fund.........         8.79%            13.00%
          S&P 500*..........................        -9.12%            13.08%
          Russell 1000 Value Index**........         7.02%            13.81%

          * The Standard and Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an unmanaged index that is generally considered to be representative of the United States equity market.

          ** The Russell 1000 Value Index is replacing the S&P 500 as the Fund's performance index. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is therefore expected to be a better benchmark comparison of the Fund's performance.

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     In addition, on pages 17 to 19 of the Prospectus,  all references to Zurich
Scudder as the subadviser of the Socially Responsible Fund should be deleted and should be replaced with the Bernstein Unit of Alliance. The two managers primarily responsible for overseeing the Bernstein Unit's management of the Socially Responsible Fund are Marilyn G. Fedak and Steven Pisarkiewicz. Information about these two individuals is included on page 17. The paragraphs on page 19 describing Zurich Scudder's Socially Responsible Fund's team should be deleted.

     The following paragraph, which provides additional information regarding the Bernstein Unit's value-oriented approach, should be inserted after the last paragraph on page 17 of the Prospectus:

          Alliance also manages the Socially Responsible Fund through its Bernstein Unit. The Bernstein Unit is a premier provider of investment research for leading money managers worldwide. The Bernstein Unit specializes in value-oriented approaches to the market: buying securities priced lower than what the company's research indicates the target companies' long-term prospects warrant. The Bernstein Unit uses traditional methods of stock selection - research and analysis - to identify undervalued stocks. In addition, the Bernstein Unit employs quantitative valuation tools to identify attractive stocks and the most opportune time to purchase them.



Dated:            August 7, 2001

                                       3


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                            HORACE MANN MUTUAL FUNDS

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001

BROKERAGE ALLOCATION

     On approximately August 8, 2001, Alliance Capital Management L.P. ("Alliance"), through its Bernstein Investment Research and Management unit, will serve as the subadviser to the Socially Responsible Fund. Pursuant to Alliance's Investment Subadvisory Agreement with the Adviser, Alliance may use an affiliate to place the orders for the purchase and sale of the Socially Responsible Fund's securities. Alliance may use an affiliated broker for Socially Responsible Fund transactions in the same manner as it may for its portion of the Equity Fund's securities. To reflect this change, the discussion of Alliance's ability to use an affiliated broker in the sixth paragraph on page B-25 of the Statement of Additional Information should be revised to include the Socially Responsible Fund.


Dated:  August 7, 2001